UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2017

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LINDSAY CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-13419	47-0554096
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2222 North 111th Street
Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

                            (402) 829-6800

(Registrant’s telephone number, including area code)

                            Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

On March 30, 2017, Lindsay Corporation (the “Company”) issued a press release announcing the Company’s results of operations for its second quarter ended February 28, 2017.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

99.1  Press Release, dated March 30, 2017, issued by the Company.

The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01, is being “furnished” pursuant to “Item 2.02.  Results of Operations and Financial Condition” of Form 8-K and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Brian L. Ketcham _
Dated: March 30, 2017	LINDSAY CORPORATION By:/s/ Brian L. Ketcham Brian L. Ketcham, Vice President and Chief Financial Officer